Our job is to be the best
Investor Presentation

This presentation contains “forward-looking statements” within the meaning of the federal securities laws. These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements.
Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the opportunities
(or lack thereof) that may be presented to us and that we may pursue;
fluctuations in costs and expenses including the costs of raw materials, purchased energy, and freight; changes in interest rates; current conditions in financial markets could adversely affect our ability to finance our operations;
demand for new housing; accuracy of accounting assumptions related to impaired assets, pension and postretirement costs, contingency reserves, and income taxes; competitive actions by other companies; changes in laws or regulations; our ability to execute certain strategic and business improvement initiatives; the accuracy of certain judgments and estimates concerning the integration of acquired operations; and other factors, many of which are beyond our control.
This presentation includes non-GAAP financial measures. The required reconciliations to GAAP financial measures are included on our website,
www.templeinland.com.
Forward Looking Statements

Create Superior and Sustainable Value
• Maximize ROI
• Profitably grow our business

2009 Scorecard
• Maximize ROI —» 7.0% ROI
 – Corrugated Packaging —» 16.5% ROI
 • Record earnings of $347 million
 • Highest ROI in peer group
 • Fourth consecutive year of above cost of capital
 returns
 – Building Products —» (5.0)% ROI
 • Generated positive EBITDA of $17 million, a $9
 million improvement over 2008
 • Significantly outperformed peers

2009 Scorecard
• Profitably grow our company
 – PBL acquisition
 • $20 million of synergies
 • $30 million from white-top
 • 60% ROI

$482
$710
$1,192
Long-term debt reduced by $482 million in 2009
2009 Long-Term Debt Reduction

• Corrugated Packaging
• Building Products
Business Description
Financial Highlights
($ in Millions)	2004	2005	2006	2007	2008	2009
Revenue	$3,587	$3,723	$4,096	$3,850	$3,884	$3,577
EBIT	$134	$133	$331	$161	$111	$192
Investment	$2,370	$2,431	$2,620	$2,570	$2,484	$2,762
ROI	5.7%	5.5%	12.6%	6.3%	4.5%	7.0%
EBITDA	$340	$339	$542	$364	$317	$392
Notes: Excludes 2004-2007 timber and timberland segment results.
Temple-Inland

• 7 mills
 - 3.9 million tons
• 63 converting facilities
 - 3.7 million tons
• # 3 industry producer
Business Highlights
Financial Highlights
($ in Millions)	2003	2004	2005	2006	2007	2008	2009
Revenue	$2,700	$2,736	$2,825	$2,977	$3,044	$3,190	$3,001
EBIT	$18	$96	$120	$255	$287	$225	$347
Investment	$2,237	$2,042	$2,125	$2,039	$2,004	$1,990	$2,109
ROI	0.8%	4.7%	5.6%	12.5%	14.3%	11.3%	16.5%
EBITDA	$185	$255	$280	$408	$429	$371	$492
Corrugated Packaging Segment Highlights

• Maintain high integration level
    - Box plant consumption = mill capacity
• Drive for low cost
 - Asset utilization and manufacturing excellence
• Improve mix and margins
   - Sales excellence
• Profitably grow business
   - Organically / Acquisition
Lowering Costs, Improving Efficiencies and Growing Profitably
Corrugated Packaging Strategic Initiatives

Source: Company reports
Temple-Inland is the most integrated producer of corrugated containers
Integration Level - Highest in the Industry

Drive For Low Cost
• Lower mill costs
 – Enhanced reliability
 – Targeted investments to reduce energy consumption and
 enhance mix flexibility
• Lower box plant costs
 – Box plant transformation
 • Cultural change to lower costs by driving asset utilization
 • Fewer plants, fewer machines, fewer people

98” CORRUGATOR
12 Machines
Asset Utilization
Lexington Plant - Old Layout

98” CORRUGATOR
T-CART
T-CART
66”
D/C
35”
EVOL
66”
D/C
4 Machines
35”
EVOL
Asset Utilization
Lexington Plant - New Layout

Box Plant Transformation I (2006-2010)
• EBIT (Lower Costs)    $80MM/Year
 – Fewer Plants     4
 – Fewer Machines    88
 – Fewer People     1,157
• Investment     $174MM
• ROI       46%

Box Plant Transformation II (2010-2013)
• EBIT (Lower Costs)    $100MM/Year
 – Fewer Plants     12
 – Fewer Machines    66
 – Fewer People     917
• Investment     $250MM
• ROI       40%

Improve Mix and Margins
• Centralized pricing decision making
• Structured and disciplined approach to
 market
• Target customers where we can create
 value

Food & Beverage
63%
Misc. Mfg.
3%
Other
14%
Chemicals
4%
Rubber & Plastics
5%
Paper & Allied
11%
Food & Beverage
49%
Paper & Allied
22%
Rubber & Plastics
6%
Chemicals
5%
Misc.
Nondurables
4%
Misc. Durable Goods
14%
Temple-Inland
Industry*
*Source: Fibre Box Association
Shipments by End-Use Industry

TIN has highest ROA in the Peer Group
Notes: (1) As reported by segment excluding special items for TIN, IP and Weyerhaeuser. For TIN and IP, the asset base was adjusted to include acquisitions made in Q3 2008. (2) For PCA, EBIT =
 Gross profit-selling and administrative expenses. (3) For SSCC, EBIT as reported by segment; total assets reported for the company in 2007, 2008 and 2009. For prior years, total assets =
 segment assets + other assets of $3.3 billion.
Corrugated Packaging - Highest ROA in
Peer Group

North American Corrugated Packaging
Industry Fundamentals
• Consolidating industry
• Significant capacity rationalization and
 downtime
• Lower inventories
• Improved pricing

Top 5 Producers= 42%
1998
2010
Top 5 Producers= 74%
North American Containerboard Market
Share 1998 vs. Today

(Million Short Tons)
Source: RISI and
Company reports
Permanent closure announcements of 2.9 million
tons, 7% of North American capacity, since Q4 2008
Corrugated Packaging
Industry Containerboard Capacity Changes and Operating Rate

3.0
4.0
5.0
6.0
7.0
8.0
9.0
10.0
11.0
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
00
01
02
03
1980 - 1989
Average: 6.4 Weeks
1990 - 1999
Average: 5.1 Weeks
2000 - 2009
Average: 4.3 Weeks
04
05
06
07
Source: Fibre Box Association
Inventory levels are at lowest levels since 1994
08
09
Inventory Levels Continue to Decline

Source: RISI
Linerboard ($/ton)
Improved Linerboard Pricing
Linerboard Pricing Trends
Average annual linerboard price declined only modestly in 2009

Corrugated Packaging Summary
• Simple, effective strategy…execution = results
• Track record of success
• Improving industry fundamentals

• Portfolio of Products
 – Lumber
 – Gypsum
 – Particleboard
 – MDF
• Lowest quartile cost converting
 operations
• Located near large, high-growth
 markets
Financial Highlights
Business Highlights
($ in Millions)	2004	2005	2006	2007	2008	2009
Revenue	$851	$898	$1,119	$806	$694	$576
EBIT	$129	$125	$221	$8	($40)	($27)
Investment	$396	$361	$586	$562	$560	$535
ROI	32.6%	34.6%	37.7%	1.4%	(7.1%)	(5.0%)
EBITDA	$167	$160	$265	$53	$8	$17
Building Products

Building Products Strategic Initiatives
• Deliver tailored portfolio of building products
 – Products for new home, repair and remodeling
 and commercial markets
• Drive low cost
 – Manufacturing excellence
• Serve preferred markets
 – Favorable demographics
• Profitably grow business

Buna
Pineland
Diboll
Rome
DeQuincy
Lumber
Competitive
Position
Temple-Inland Sawmills
1st
Quartile
2nd
Quartile
3rd
Quartile
4th
Quartile
Source: Beck &
RISI Studies
Temple-Inland Sawmills
Sawmill Locations
Lumber
• Low cost, state of art manufacturing system
• Logistically advantaged to large growing markets
• Stable fiber supply at market prices

Synthetic Gypsum Furnish
Gypsum
Competitive
Position
Cumberland
Fletcher
W. Memphis
McQueeney
1st
Quartile
2nd
Quartile
3rd
Quartile
4th
Quartile
Source:
Internal
Analysis
Gypsum
• Low-cost manufacturing system
• Synthetic gypsum furnish 65% vs. 30% for industry

Panels
Competitive
Position
Monroeville
Hope
Diboll
Thomson
1st
Quartile
2nd
Quartile
3rd
Quartile
4th
Quartile
Source:
Beck Study
PB
MDF
El Dorado
Mt. Jewett
Industrial Panels - Particleboard & MDF
• Lowest cost system
• High-value engineered family of
 products
• Targeted markets
 – Kitchen cabinets
 – Laminators
 – MDF laminate flooring

Housing Starts
TIN EBITDA
2006
2007
2008
2,127
2009
906
554
$8
$17

2010 Financial Priorities
• Return cash to shareholders
 – Maintained dividend during 2009
 – Q1 2010 dividend increased 10% to
 annual rate of $0.44 per share
• Reduce debt
• Invest in our business
• Grow

Feb 2010
Create Superior and Sustainable Value
• Maximize ROI
• Profitably grow our business

Appendix

Total Debt
$710
Borrowings Under
Committed Credit
Facilities
$155
Term Debt
$555
($ In Millions)
Year-End 2009 Debt Structure

Term debt
($ In Millions)
Total Term Debt = $555MM
Term Debt Maturity Profile as of Year-End
2009

 Accounts
  Receivable Committed
 Securitization Credit
 Facility Agreements Total
($ In Millions)
Year-End, 2009
Committed Credit Facilities
Committed $ 250  $ 825   $1,075
Less:
 Borrowings (130) (25) (155)
 Letters of credit -  (30) (30)
Unused borrowing capacity $ 120  $ 770  $ 890
Facility Maturities Oct, 2012 July, 2011 ($750MM revolver)
Covenants (as specifically defined): 4Q-End, 2009
 Debt/total capital 43.0% 70% Max
 Interest coverage * 10.2x   3.0x Min
* Best 4 out of 5 trailing quarters
 4Q/2009 = 10.2x